UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason Western Asset

Global Inflation Management Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Global Inflation Management Fund. There was no change in the Fund’s investment objectives or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to

Legg Mason Western Asset Global Inflation Management Fund	I

Letter from the chairman continued

10.2% in October 2009, its highest level in more than twenty-six years. Since December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During the fiscal year, there was a shift in terms of expectations for inflation. While the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vii, was -0.2% as of October 31, 2009, fears of deflation were, at times, replaced by concerns of higher inflation in the future. This was partially due to the government’s stimulus program and its accommodative monetary policy. Against this backdrop, inflation-protected securities generated positive results, with the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)viii gaining 21.57% during the twelve months ended October 31, 2009.

During the twelve-month reporting period, both short- and long-term Treasury yields experienced periods of heightened volatility. When the period began, two- and ten-year Treasury yields were 1.56% and 4.01%, respectively. The ongoing fallout from the issues related to the subprime mortgage market, the credit crisis, forced selling by leveraged investors and a lack of liquidity triggered several “flights to quality.” During these periods, Treasury yields moved lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on April 30, 2009, two- and ten-year Treasury yields were 0.91% and 3.16%, respectively.

During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.90% and 3.41%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended October 31, 2009, the Barclays Capital U.S. Aggregate Indexix returned 13.79%.

II	Legg Mason Western Asset Global Inflation Management Fund

The high-yield bond market produced very strong results for the twelve months ended October 31, 2009. After generating extremely poor results in November 2008, the asset class posted positive returns during ten of the last eleven months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, over the twelve months ended October 31, 2009, the Citigroup High Yield Market Indexx returned 45.26%.

After falling sharply in the fall of 2008 (prior to the beginning of the reporting period), emerging market debt prices rallied sharply — posting positive returns during eleven of the twelve months of the reporting period. This was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended October 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned 39.64%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Legg Mason Western Asset Global Inflation Management Fund	III

Letter from the chairman continued

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 27, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

viii	The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets.

ix

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

IV	Legg Mason Western Asset Global Inflation Management Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is total return, with current income as a secondary investment objective.

The Fund invests, under normal circumstances, at least 80% of the value of its assets in inflation-indexed or inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities and corporations that are structured to provide protection against inflation, as well as certain other fixed-income securities and related securities that we believe will provide protection against inflation, including floating rate and other short durationi securities. The Fund may invest up to 20% of its assets in below investment grade securities or, if unrated, that we deem to be of comparable credit quality. In addition, the Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and up to 10% of its assets in foreign securities issued by issuers located in emerging market countries.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)ii, the U.S. Department of the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 1.56% and 4.01%, respectively. As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets and a sharp drop in Treasury yields. The ten-year Treasury yield bottomed at 2.08% on December 18, 2008. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

However, as the fiscal year progressed, conditions in the credit markets improved, there were signs that the economy was stabilizing and investor risk aversion abated. This led to falling demand (and higher yields) for

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	1

Fund overview continued

Treasuries and a strong sharp rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

Toward the end of the reporting period, Treasury yields continued to move higher, especially on the long end of the yield curveiii. This was due to concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 0.90% and 3.41%, respectively.

During the fiscal year, there was a shift in terms of expectations for inflation. Fears of inflation had increased in mid-2008 (before the reporting period began). This was, in part, due to sharply rising oil prices, which peaked at $145 a barrel in July 2008. Fears of inflation were then replaced with fears of deflation, as global economic conditions weakened and the financial crisis took hold in the fall of 2008. By the end of 2008, oil prices had fallen to $45 a barrel as demand waned and oil reserves moved higher. While inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv, fell 0.2% during the twelve-month period ended October 31, 2009, there were fears of higher inflation in the future. This was due to central banks’ accommodative monetary policies, signs that the global economy was recovering and rising oil prices, which hit $77 a barrel in October 2009. Inflation expectations led to increased demand for inflation-protected securities and the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)v gained 21.57% during the twelve months ended October 31, 2009.

Q. How did we respond to these changing market conditions?

A. We did not make any significant changes to the Fund during the reporting period, as we maintained our underweight in inflation-linked bonds versus nominal bonds (bonds with yields not adjusted for inflation).

Performance review

For the twelve months ended October 31, 2009, Class A shares of Legg Mason Western Asset Global Inflation Management Fund, excluding sales charges, returned 18.07%. The Fund’s unmanaged benchmark, the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged), returned 21.57% over the same time frame. The Lipper Treasury Inflation-Protected Securities Funds Category Average1 returned 16.08% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 128 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of October 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Global Inflation Management Fund — Class A Shares	13.40%	18.07%
Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)	13.80%	21.57%
Lipper Treasury Inflation-Protected Securities Funds Category Average[1]	7.65%	16.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class C shares returned 13.08% over the six months ended October 31, 2009. Excluding sales charges, Class C shares returned 17.60% over the twelve months ended October 31, 2009. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended October 31, 2009 for Class A and C shares were 2.80% and 2.37%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A and C shares would have been 2.28% and 1.92%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated February 28, 2009, as supplemented March 25, 2009, the gross total operating expense ratios for Class A and Class C shares were 1.47% and 1.54%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.90% for Class A shares and 1.40% for Class C shares until February 28, 2010.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s performance during the reporting period was its exposure to investment grade corporate bonds. In particular, the Fund’s European and U.S. Financials credits contributed to performance as they generated strong results. A long position in the Canadian dollar also enhanced the Fund’s performance. The Canadian dollar appreciated versus

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 131 funds for the six-month period and among the 128 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	3

Fund overview continued

the U.S. dollar, as oil prices moved higher and Canada is a net exporter of the commodity.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s performance was its underweight to inflation-linked bonds. We continued to believe that deflation, not inflation, was likely given the severe strains in the global economy. This positioning was beneficial early in the reporting period. However, it hurt the Fund’s performance during the fiscal year as a whole, as inflation-linked bonds outperformed their nominal bond counterparts.

Our inflation-linked bond exposure in certain countries also negatively impacted the Fund’s performance. The Fund’s overweights in Germany and France were not rewarded, as these more stable countries underperformed when risk aversion abated. In addition, our underweights in Italy and Greece detracted, as they generated strong results.

The Fund used futures and options to implement its interest rate management strategies during the fiscal year. These positions detracted from performance during the reporting period, as the Fund had a short duration in inflation-linked bonds.

Thank you for your investment in Legg Mason Western Asset Global Inflation Management Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 17, 2009

4	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Sovereign Bonds (52.1%), U.S. Treasury Inflation-Protected Securities (30.4%), Corporate Bonds & Notes (6.3%), Non-U.S. Treasury Inflation-Protected Securities (5.6%) and U.S. Government & Agency Obligations (2.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: This Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]	The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of October 31, 2009 and October 31, 2008 and do not include derivatives, except for purchased options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	13.40%	$1,000.00	$1,134.00	0.90%	$4.84
Class C	13.08	1,000.00	1,130.80	1.40	7.52

[1]	For the six months ended October 31, 2009.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.67	0.90%	$4.58
Class C	5.00	1,000.00	1,018.15	1.40	7.12

[1]	For the six months ended October 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS C
Twelve Months Ended 10/31/09	18.07%	17.60%
Five Years Ended 10/31/09	3.75	3.25
Ten Years Ended 10/31/09	4.44	N/A
Inception* through 10/31/09	5.83	3.33

	WITH SALES CHARGES[3]
	CLASS A	CLASS C
Twelve Months Ended 10/31/09	15.37%	17.60%
Five Years Ended 10/31/09	3.28	3.25
Ten Years Ended 10/31/09	4.20	N/A
Inception* through 10/31/09	5.69	3.33

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (10/31/99 through 10/31/09)	54.46%
Class C (Inception date of 10/12/04 through 10/31/09)	18.00

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[3]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	The inception dates for Class A and C shares are July 22, 1991 and October 12, 2004, respectively.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON WESTERN ASSET GLOBAL
INFLATION MANAGEMENT FUND VS. BARCLAYS WORLD GOVERNMENT INFLATION-LINKED ALL
MATURITIES INDEX (USD UNHEDGED)† — October 1999 - October 2009

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Western Asset Global Inflation Management Fund on October 31, 1999, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

Schedule of investments

October 31, 2009

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 5.6%
		Australia — 5.5%
1,485,000	AUD	Australia Government, Bonds, 4.000% due 8/20/20	$2,062,915
		Canada — 0.1%
27,613	CAD	Government of Canada, Bonds, 4.250% due 12/1/21	33,207
		TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $2,019,164)	2,096,122
SOVEREIGN BONDS — 52.1%
		Australia — 0.2%
50,000	AUD	Australia Government Bond, 4.000% due 8/20/15	72,300
		Canada — 4.3%
		Canadian Government Bond:
320,000	CAD	5.000% due 6/1/37	349,745
206,260	CAD	2.000% due 12/1/41	208,675
		Government of Canada, Bonds:
365,680	CAD	4.250% due 12/1/26	467,321
338,893	CAD	4.000% due 12/1/31	452,717
100,231	CAD	3.000% due 12/1/36	121,044
		Total Canada	1,599,502
		France — 14.9%
		France Government Bond OAT Principal Strip:
150,000	EUR	Zero coupon bond to yield 4.326% due 4/25/35	75,536
790,000	EUR	Zero coupon bond to yield 4.350% due 10/25/38	343,795
		Government of France:
221,283	EUR	1.800% due 7/25/40	324,327
		Bonds:
419,490	EUR	1.600% due 7/25/11	637,745
429,267	EUR	3.000% due 7/25/12	683,437
201,888	EUR	2.500% due 7/25/13	320,944
297,043	EUR	1.600% due 7/25/15	454,359
479,196	EUR	1.000% due 7/25/17	696,726
392,956	EUR	2.250% due 7/25/20	618,222
144,523	EUR	2.100% due 7/25/23	221,425
341,284	EUR	3.400% due 7/25/29	634,446
329,906	EUR	3.150% due 7/25/32	602,172
		Total France	5,613,134
		Germany — 4.6%
452,429	EUR	Bundesobligation, Inflation Linked, 2.250% due 4/15/13	706,010

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	11

Schedule of investments continued

October 31, 2009

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

		Germany — 4.6% continued
		Bundesrepublik Deutschland:
230,000	EUR	4.250% due 1/4/14	$365,526
260,000	EUR	4.250% due 7/4/14	414,189
10,693	EUR	1.500% due 4/15/16	16,188
150,000	EUR	Bonds, 3.750% due 1/4/19	230,626
		Total Germany	1,732,539
		Italy — 5.0%
		Italy Buoni Poliennali Del Tesoro:
126,053	EUR	2.600% due 9/15/23	192,726
		Bonds:
241,978	EUR	0.950% due 9/15/10	360,141
94,540	EUR	1.850% due 9/15/12	144,933
81,481	EUR	2.350% due 9/15/19	123,589
		Senior Notes:
415,466	EUR	2.150% due 9/15/14	643,693
274,975	EUR	2.350% due 9/15/35	401,325
		Total Italy	1,866,407
		Japan — 5.0%
		Government of Japan, Bonds:
3,003,000	JPY	1.200% due 3/10/14	32,792
7,042,000	JPY	1.100% due 6/10/14	75,801
10,410,400	JPY	0.500% due 12/10/14	107,144
15,135,000	JPY	0.500% due 6/10/15	154,091
12,864,000	JPY	0.800% due 9/10/15	132,873
11,823,600	JPY	0.800% due 12/10/15	121,891
20,080,000	JPY	1.000% due 6/10/16	206,789
39,880,000	JPY	1.100% due 12/10/16	412,212
19,960,000	JPY	1.200% due 12/10/17	205,123
13,193,600	JPY	1.400% due 3/10/18	137,348
29,790,000	JPY	1.400% due 6/10/18	307,805
		Total Japan	1,893,869
		Sweden — 2.2%
3,860,000	SEK	Government of Sweden, Bonds, 3.500% due 12/1/28	841,689
		United Kingdom — 15.9%
154,766	GBP	United Kingdom Gilt, 0.750% due 11/22/47	287,263
		United Kingdom Treasury Gilt:
180,000	GBP	2.500% due 8/16/13	768,162
76,958	GBP	1.250% due 11/22/55	174,744

See Notes to Financial Statements.

12	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

		United Kingdom — 15.9% continued
		Bonds:
110,000	GBP	2.500% due 7/26/16	$527,867
66,394	GBP	1.250% due 11/22/17	115,150
115,000	GBP	2.500% due 4/16/20	566,620
130,000	GBP	8.000% due 6/7/21	298,510
83,388	GBP	1.875% due 11/22/22	155,306
165,000	GBP	2.500% due 7/17/24	717,898
198,830	GBP	1.250% due 11/22/27	350,950
132,000	GBP	4.125% due 7/22/30	555,938
187,581	GBP	1.250% due 11/22/32	345,512
226,000	GBP	2.000% due 1/26/35	608,276
182,311	GBP	1.125% due 11/22/37	348,943
40,358	GBP	0.625% due 11/22/42	70,583
55,000	GBP	0.500% due 3/22/50	94,904
		Total United Kingdom	5,986,626
		TOTAL SOVEREIGN BONDS (Cost — $17,379,651)	19,606,066
CORPORATE BONDS & NOTES — 6.3%
CONSUMER DISCRETIONARY — 0.2%
		Hotels, Restaurants & Leisure — 0.1%
		MGM MIRAGE Inc., Senior Secured Notes:
5,000		10.375% due 5/15/14(a)	5,350
15,000		11.125% due 11/15/17(a)	16,575
		Total Hotels, Restaurants & Leisure	21,925
		Media — 0.1%
10,000		CSC Holdings Inc., Senior Notes, 8.625% due 2/15/19(a)	10,725
50,000		DISH DBS Corp., Senior Notes, 6.625% due 10/1/14	48,875
		Total Media	59,600
		TOTAL CONSUMER DISCRETIONARY	81,525
ENERGY — 0.5%
		Oil, Gas & Consumable Fuels — 0.5%
70,000		Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	68,075
85,000		El Paso Corp., Senior Notes, 8.250% due 2/15/16	88,417
25,000		SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16(a)	26,875
		TOTAL ENERGY	183,367
FINANCIALS — 4.0%
		Capital Markets — 0.5%
110,000	EUR	Goldman Sachs Group Inc., Senior Notes, 5.375% due 2/15/13	171,073
150,000		Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(a)(b)(c)	90
		Total Capital Markets	171,163

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	13

Schedule of investments continued

October 31, 2009

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

		Commercial Banks — 1.4%
50,000	EUR	Commerzbank Capital Funding Trust I, 5.012% due 4/12/16(d)(e)	$36,475
100,000		Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16(a)(b)(c)(d)	60
33,000	EUR	HT1 Funding GmbH, Subordinated Bonds, 5.351% due 6/30/17(d)(e)	27,999
100,000	EUR	Royal Bank of Scotland Group PLC, Junior Subordinated Debentures, 7.092% due 9/29/17(d)(e)	70,018
190,000	EUR	Royal Bank of Scotland PLC, Senior Notes, 6.934% due 4/9/18	282,055
100,000	EUR	Unicredito Italiano Capital Trust III, 4.028% due 10/27/15(d)(e)	108,321
		Total Commercial Banks	524,928
		Diversified Financial Services — 1.3%
100,000	EUR	Fortis Hybrid Financing, 5.125% due 6/20/16(d)(e)	104,636
100,000	EUR	GE Capital European Funding, Senior Notes, 4.875% due 3/6/13	154,670
100,000	EUR	MUFG Capital Finance 4 Ltd., Junior Subordinated, 5.271% due 1/25/17(d)(e)	124,822
50,000	GBP	Network Rail Infrastructure Finance PLC, Medium-Term Notes, 1.375% due 11/22/37	93,314
		Total Diversified Financial Services	477,442
		Insurance — 0.6%
200,000	EUR	ELM BV, 5.252% due 5/25/16(d)(e)	238,748
		Thrifts & Mortgage Finance — 0.2%
		Countrywide Financial Corp.:
20,000		Medium-Term Notes, 5.800% due 6/7/12	21,290
70,000		Subordinated Notes, 6.250% due 5/15/16	71,032
		Total Thrifts & Mortgage Finance	92,322
		TOTAL FINANCIALS	1,504,603
HEALTH CARE — 0.4%
		Health Care Providers & Services — 0.4%
		DaVita Inc.:
25,000		Senior Notes, 6.625% due 3/15/13	24,750
5,000		Senior Subordinated Notes, 7.250% due 3/15/15	4,962
80,000		HCA Inc., Senior Secured Notes, 9.875% due 2/15/17(a)	86,400
35,000		Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13	34,300
		TOTAL HEALTH CARE	150,412
INDUSTRIALS — 0.1%
		Road & Rail — 0.1%
25,000		Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16(a)	28,188
MATERIALS — 0.1%
		Metals & Mining — 0.1%
40,000		Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	39,400

See Notes to Financial Statements.

14	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†		SECURITY	VALUE

		Metals & Mining — 0.1% continued
		Teck Resources Ltd., Senior Secured Notes:
5,000		9.750% due 5/15/14	$5,638
5,000		10.250% due 5/15/16	5,787
5,000		10.750% due 5/15/19	5,850
		TOTAL MATERIALS	56,675
TELECOMMUNICATION SERVICES — 0.7%
		Diversified Telecommunication Services — 0.5%
50,000		Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.966% due 2/1/15	49,938
50,000	GBP	Telefonica Emisones SAU, 5.375% due 2/2/18	84,101
40,000		Windstream Corp., Senior Notes, 8.625% due 8/1/16	41,300
		Total Diversified Telecommunication Services	175,339
		Wireless Telecommunication Services — 0.2%
25,000		Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(a)	25,062
50,000		Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	50,875
		Total Wireless Telecommunication Services	75,937
		TOTAL TELECOMMUNICATION SERVICES	251,276
UTILITIES — 0.3%
		Independent Power Producers & Energy Traders — 0.3%
50,000		AES Corp., Secured Notes, 8.750% due 5/15/13(a)	51,375
30,000		Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes, 8.000% due 6/1/16(a)	30,600
60,000		Edison Mission Energy, Senior Notes, 7.625% due 5/15/27	42,600
		TOTAL UTILITIES	124,575
		TOTAL CORPORATE BONDS & NOTES (Cost — $2,642,989)	2,380,621
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.6%
		U.S. Government Obligations — 2.6%
		U.S. Treasury Notes:
180,000		4.250% due 8/15/13	196,214
760,000		2.000% due 11/30/13	762,435
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $953,901)	958,649
U.S. TREASURY INFLATION PROTECTED SECURITIES — 30.4%
		U.S. Treasury Bonds, Inflation Indexed:
111,601		3.500% due 1/15/11	116,640
170,162		3.375% due 1/15/12	182,286
708,189		3.000% due 7/15/12	761,248
211,513		1.875% due 7/15/13	221,692
761,385		2.375% due 1/15/25(f)	810,935

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	15

Schedule of investments continued

October 31, 2009

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†	SECURITY	VALUE

706,791	2.000% due 1/15/26	$714,632
535,095	2.375% due 1/15/27	567,034
607,806	1.750% due 1/15/28	586,438
573,771	3.625% due 4/15/28	712,865
547,839	2.500% due 1/15/29	590,896
656,410	3.875% due 4/15/29	848,051
279,652	3.375% due 4/15/32(f)	347,075
	U.S. Treasury Notes, Inflation Indexed:
598,026	2.375% due 4/15/11	619,191
414,788	2.000% due 4/15/12	433,681
367,582	0.625% due 4/15/13	371,257
251,122	2.000% due 1/15/14	263,933
114,494	2.000% due 7/15/14	120,908
497,314	1.625% due 1/15/15	514,837
443,820	1.875% due 7/15/15	465,837
445,822	2.000% due 1/15/16	469,506
512,957	2.500% due 7/15/16	558,041
449,480	2.375% due 1/15/17	485,262
82,414	1.625% due 1/15/18	84,526
370,307	1.375% due 7/15/18	372,535
201,042	2.125% due 1/15/19	214,314
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $10,612,589)	11,433,620
CONTRACTS
PURCHASED OPTIONS — 0.0%
31	Eurodollar Futures, Call @ $99.75, expires 12/14/09	969
30	Eurodollar Mid Curve 1-Year Futures, Call @ $98.75, expires 11/13/09	563
16	Eurodollar Mid Curve 1-Year Futures, Call @ $98.88, expires 12/11/09	700
6	U.S. Treasury 10-Year Notes Futures, Put @ $111.00, expires 11/20/09	94
50	U.S. Treasury 2-Year Notes Futures, Call @ $109.25, expires 11/20/09	781
19	U.S. Treasury 5-Year Notes Futures, Put @ $110.00, expires 11/20/09	148
29	U.S. Treasury Bonds Futures, Put @ $108.00, expires 11/20/09	453
	TOTAL PURCHASED OPTIONS (Cost — $6,763)	3,708
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $33,615,057)	36,478,786

See Notes to Financial Statements.

16	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND
FACE AMOUNT†	SECURITY	VALUE
SHORT-TERM INVESTMENT — 3.8%
	Repurchase Agreement — 3.8%
1,433,000	Morgan Stanley tri-party repurchase agreement dated 10/30/09, 0.050% due 11/2/09; Proceeds at maturity — $1,433,006; (Fully collateralized by U.S. government agency obligation, 3.170% due 9/15/14; Market value — $1,476,243) (Cost — $1,433,000)	$1,433,000
	TOTAL INVESTMENTS — 100.8% (Cost — $35,048,057#)	37,911,786
	Liabilities in Excess of Other Assets — (0.8)%	(291,897)
	TOTAL NET ASSETS — 100.0%	$37,619,889

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of October 31, 2009.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $36,116,312.

Abbreviations used in this schedule:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
SEK	—Swedish Krona
STRIPS	—Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	17

Statement of assets and liabilities

October 31, 2009

ASSETS:
Investments, at value (Cost — $35,048,057)	$37,911,786
Foreign currency, at value (Cost — $69,074)	68,959
Cash	535
Unrealized appreciation for open forward currency contracts	399,312
Interest receivable	291,168
Deposits with brokers for open futures contracts	141,359
Receivable for Fund shares sold	3,300
Prepaid expenses	54,977
Total Assets	38,871,396
LIABILITIES:
Unrealized depreciation for open forward currency contracts	536,444
Payable for Fund shares repurchased	361,740
Payable for securities purchased	230,877
Payable to broker — variation margin on open futures contracts	18,801
Distribution fees payable	11,155
Trustees’ fees payable	2,895
Investment management fee payable	1,537
Accrued expenses	88,058
Total Liabilities	1,251,507
TOTAL NET ASSETS	$37,619,889
NET ASSETS:
Par value (Note 7)	$35
Paid-in capital in excess of par value	37,524,063
Overdistributed net investment income	(962,610)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(1,528,891)
Net unrealized appreciation on investments, futures contracts and foreign currencies	2,587,292
TOTAL NET ASSETS	$37,619,889
Shares Outstanding:
Class A	2,830,922
Class C	653,828
Net Asset Value:
Class A (and redemption price)	$10.80
Class C (and redemption price)	$10.79
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$11.05

See Notes to Financial Statements.

18	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

Statement of operations

For the Year Ended October 31, 2009

INVESTMENT INCOME:
Interest	$ 252,108
EXPENSES:
Investment management fee (Note 2)	212,078
Distribution fees (Notes 2 and 5)	122,072
Shareholder reports (Note 5)	50,529
Transfer agent fees (Note 5)	44,338
Registration fees	32,068
Audit and tax	28,657
Custody fees	8,881
Legal fees	3,365
Insurance	2,196
Trustees’ fees	565
Miscellaneous expenses	742
Total Expenses	505,491
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(132,694)
Fees paid indirectly (Note 1)	(104)
Net Expenses	372,693
NET INVESTMENT LOSS	(120,585)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,269,748)
Futures contracts	(226,882)
Written options	210,058
Foreign currency transactions	1,336,315
Net Realized Loss	(1,950,257)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	8,895,695
Futures contracts	(212,740)
Written options	11,639
Foreign currencies	(1,155,622)
Change in Net Unrealized Appreciation/Depreciation	7,538,972
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS	5,588,715
INCREASE IN NET ASSETS FROM OPERATIONS	$5,468,130

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	19

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:
Net investment income (loss)	$(120,585)	$1,193,460
Net realized gain (loss)	(1,950,257)	320,320
Change in net unrealized appreciation/depreciation	7,538,972	(6,401,356)
Increase (Decrease) in Net Assets From Operations	5,468,130	(4,887,576)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(1,149,995)	(1,521,891)
Decrease in Net Assets From Distributions to Shareholders	(1,149,995)	(1,521,891)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	44,275,071	25,619,560
Reinvestment of distributions	1,086,122	1,173,117
Cost of shares repurchased	(46,592,872)	(12,200,869)
Increase (Decrease) in Net Assets From Fund Share Transactions	(1,231,679)	14,591,808
INCREASE IN NET ASSETS	3,086,456	8,182,341
NET ASSETS:
Beginning of year	34,533,433	26,351,092
End of year*	$37,619,889	$34,533,433
* Includes overdistributed net investment income of:	$(962,610)	$(5,298)

See Notes to Financial Statements.

20	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS A SHARES[1]	2009		2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.43		$10.97	$10.72	$10.81	$10.85
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.03)		0.38	0.20	0.46	0.38
Net realized and unrealized gain (loss)	1.69		(1.44)	0.56	(0.08)	(0.18)
Total income (loss) from operations	1.66		(1.06)	0.76	0.38	0.20
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)		(0.48)	(0.51)	(0.47)	(0.24)
Net realized gains	—		—	—	(0.00)[3]	—
Total distributions	(0.29)		(0.48)	(0.51)	(0.47)	(0.24)
NET ASSET VALUE, END OF YEAR	$10.80		$9.43	$10.97	$10.72	$10.81
Total return[4]	18.07%		(10.25)%	7.39%	3.68%	1.89%
NET ASSETS, END OF YEAR (000s)	$30,565		$28,869	$25,983	$27,403	$32,076
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.23%		1.45%	2.21%[5]	1.58%	1.70%
Net expenses[6]	0.90	[7],8	0.90 [7]	1.21 [5,9]	1.19 [9]	1.24 [9]
Net investment income (loss)	(0.34)		3.40	1.93	4.35	3.49
PORTFOLIO TURNOVER RATE	129%		81%	38%	171%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.19% and 1.20%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2010, the ratio of expenses, other than interest, brokerage, taxes, and extraordinary expenses, to average net assets of Class A shares will not exceed 0.90%.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Effective December 31, 2004 through October 31, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.20%.

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS C SHARES[1]	2009		2008	2007		2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.43		$10.97	$ 10.73		$ 10.81	$ 10.85
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.01)		0.34	0.14		0.40	0.36
Net realized and unrealized gain (loss)	1.63		(1.46)	0.56		(0.06)	(0.21)
Total income (loss) from operations	1.62		(1.12)	0.70		0.34	0.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.42)	(0.46)		(0.42)	(0.19)
Net realized gains	—		—	—		(0.00)[3]	—
Total distributions	(0.26)		(0.42)	(0.46)		(0.42)	(0.19)
NET ASSET VALUE, END OF YEAR	$10.79		$9.43	$10.97		$10.73	$10.81
Total return[4]	17.60%		(10.70)%	6.74%		3.25%	1.38%
NET ASSETS, END OF YEAR (000s)	$7,055		$5,664	$368		$919	$1,263
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.80%		1.52%	2.66%[5]		2.07%	2.07%
Net expenses[6]	1.40	[7],8	1.38 [7]	1.72	[5],[9]	1.70 [9]	1.70 [9]
Net investment income (loss)	(0.13)		3.11	1.36		3.74	3.35
PORTFOLIO TURNOVER RATE	129%		81%	38%		171%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.64% and 1.70%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2010, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.40%.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[9]

Effective December 31, 2004 through October 31, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.70%.

See Notes to Financial Statements.

22	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Global Inflation Management Fund (formerly known as Legg Mason Partners Global Inflation Management Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	23

Notes to financial statements continued

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$19,606,066	—	$19,606,066
Corporate bonds & notes	—	2,380,621	—	2,380,621
U.S. government & agency obligations	—	958,649	—	958,649
U.S. treasury inflation protected securities	—	11,433,620	—	11,433,620
Non-U.S. treasury inflation protected securities	—	2,096,122		2,096,122
Purchased options	$3,708	—	—	3,708
Total long-term investments	3,708	36,475,078	—	36,478,786
Short-term investment†	—	1,433,000	—	1,433,000
Total investments	3,708	37,908,078	—	37,911,786
Other financial instruments:
Futures contracts	(165,155)	—	—	(165,155)
Options on futures	20,349			20,349
Forward currency contracts	—	(137,132)	—	(137,132)
Total other financial instruments	(144,806)	(137,132)	—	(281,938)
Total	$(141,098)	$37,770,946	—	$37,629,848

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure

24	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	25

Notes to financial statements continued

and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Stripped securities. The Fund invests in ‘‘Stripped Securities,’’ a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations

26	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	27

Notes to financial statements continued

on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$1,793,255	—	$(1,793,255)
(b)	(1,479,987)	$1,479,987	—

(a)	Reclassifications are primarily due to a tax net operating loss and a taxable overdistribution.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of Treasury Inflation-Protected Securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western

28	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan, respectively.

As a result of a contractual expense limitation, effective November 1, 2007 until February 28, 2010, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A and C shares will not exceed 0.90% and 1.40%, respectively.

During the year ended October 31, 2009, LMPFA waived a portion of its fee and/or reimbursed expenses in the amount of $132,694.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2009, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	29

Notes to financial statements continued

3. Investments

During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$27,784,981	$17,658,810
Sales	29,063,212	18,454,517

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,284,225
Gross unrealized depreciation	(488,751)
Net unrealized appreciation	$1,795,474

At October 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro Bundes Obligationer	14	12/09	$2,509,707	$2,515,102	$5,395
German Euro Bobl	26	12/09	4,419,159	4,430,270	11,111
U.S. Treasury 5-Year Notes	3	12/09	342,408	349,359	6,951
U.S. Treasury 10-Year Notes	3	12/09	355,510	355,828	318
U.S. Treasury 30-Year Bonds	21	12/09	2,532,599	2,523,281	(9,318)
					14,457
Contracts to Sell:
90-Day Eurodollar	31	12/09	7,714,612	7,725,200	(10,588)
90-Day Eurodollar	44	12/10	10,803,307	10,830,600	(27,293)
German Euro Schatz	51	12/09	8,112,946	8,132,449	(19,503)
LIBOR	14	12/09	2,831,888	2,859,711	(27,823)
LIBOR	21	12/10	4,207,253	4,219,218	(11,965)
U.S. Treasury 2-Year Notes	44	12/09	9,492,373	9,574,813	(82,440)
					(179,612)
Net unrealized loss on open futures contracts					$(165,155)

During the year ended October 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding October 31, 2008	51	$7,111
Options written	774	358,542
Options closed	(726)	(343,527)
Options exercised	(19)	(8,112)
Options expired	(80)	(14,014)
Written options, outstanding October 31, 2009	—	—

30	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

Options on futures which trade on the EUREX and LIFFE exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At October 31, 2009, the Fund had the following purchased and written options on futures:

	NUMBER OF CONTRACTS	STRIKE PRICE	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
3 Months Euribor, Put	31	98.63	3/15/10	$16,150	$4,283	$(11,867)
Euro Bundes Obligationer, Put	17	117.00	11/30/09	486	251	(235)
German Euro Bobl, Put	32	113.00	11/30/09	1,108	707	(401)
German Euro Schatz, Call	61	108.70	11/30/09	1,980	1,348	(632)
LIBOR, Call	6	97.88	12/16/09	1,751	1,973	222
LIBOR, Call	19	98.63	12/16/09	4,733	29,872	25,139
LIBOR, Call	12	97.00	12/16/09	6,215	19,853	13,638
LIBOR, Call	31	98.75	12/16/09	765	319	(446)
LIBOR, Put	43	98.25	12/16/09	12,549	0	(12,549)
						12,869
Contracts to Sell:
3 Months Euribor, Put	31	98.38	3/15/10	9,549	1,428	8,121
LIBOR, Call	6	97.25	12/16/09	1,948	7,090	(5,142)
LIBOR, Call	12	97.63	12/16/09	5,007	7,399	(2,392)
LIBOR, Put	43	97.88	12/16/09	6,893	0	6,893
						7,480
Net unrealized gain on purchased and written options on futures						$20,349

At October 31, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	9,890	$8,879	11/19/09	$623
Australian Dollar	139,238	125,003	11/19/09	8,351
Australian Dollar	60,000	53,866	11/19/09	2,145
British Pound	325,098	534,457	11/19/09	(12,359)
British Pound	1,084,333	1,782,626	11/19/09	(55,101)
British Pound	120,317	197,799	11/19/09	(2,388)
British Pound	142,518	234,298	11/19/09	(95)
British Pound	251,082	412,775	11/19/09	6,042
British Pound	386,508	635,413	11/19/09	4,474
British Pound	42,708	70,211	11/19/09	117
British Pound	107,050	175,988	11/19/09	(445)
British Pound	459,249	754,999	11/19/09	24,999
British Pound	80,428	132,222	11/19/09	4,356
Canadian Dollar	566,717	524,158	11/19/09	(7,471)
Canadian Dollar	501,039	463,413	11/19/09	(12,205)

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	31

Notes to financial statements continued

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy: continued
Euro	116,087	$171,075	11/19/09	$3,971
Euro	5,150,840	7,590,722	11/19/09	179,179
Euro	204,922	301,991	11/19/09	1,991
Euro	103,813	152,988	11/19/09	71
Euro	347,934	512,746	11/19/09	(9,660)
Hong Kong Dollar	1,300,000	167,756	11/19/09	(159)
Japanese Yen	190,061,891	2,112,068	11/19/09	104,443
Swedish Krona	4,216,470	596,324	11/19/09	8,072
Swedish Krona	1,146,918	162,206	11/19/09	3,668
				252,619
Contracts to Sell:
Australian Dollar	1,122,669	$1,007,893	11/19/09	$(71,958)
Australian Dollar	100,000	89,777	11/19/09	(6,482)
Australian Dollar	90,000	80,799	11/19/09	(6,495)
Australian Dollar	50,000	44,888	11/19/09	(2,178)
Australian Dollar	475,000	426,438	11/19/09	(8,890)
Australian Dollar	475,000	426,438	11/19/09	8,958
Australian Dollar	50,000	44,888	11/19/09	1,023
British Pound	225,000	369,897	11/19/09	12,273
British Pound	145,167	238,652	11/19/09	7,662
British Pound	645,002	1,060,373	11/19/09	458
British Pound	104,000	170,974	11/19/09	(737)
British Pound	140,000	230,158	11/19/09	996
British Pound	102,538	168,571	11/19/09	(1,039)
British Pound	124,153	204,106	11/19/09	(3,350)
British Pound	75,905	124,787	11/19/09	(3,194)
British Pound	184,335	303,043	11/19/09	(8,043)
British Pound	250,000	410,996	11/19/09	(1,965)
Canadian Dollar	665,459	615,485	11/19/09	2,649
Canadian Dollar	220,000	203,479	11/19/09	(2,990)
Canadian Dollar	500,000	462,452	11/19/09	1,825
Euro	144,625	213,132	11/19/09	(4,814)
Euro	3,456,128	5,093,248	11/19/09	(116,459)
Euro	682,811	1,006,250	11/19/09	(37,679)
Euro	120,000	176,842	11/19/09	(7,311)
Euro	280,000	412,632	11/19/09	(11,826)
Euro	400,000	589,475	11/19/09	(15,647)
Euro	150,000	221,053	11/19/09	(3,142)
Euro	120,000	176,842	11/19/09	(1,594)
Euro	60,000	88,421	11/19/09	316
Euro	145,053	213,763	11/19/09	(983)

32	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell: continued
Euro	108,482	$159,868	11/19/09	$(1,198)
Euro	85,000	125,263	11/19/09	(29)
Euro	260,000	383,158	11/19/09	2,442
Euro	265,083	390,649	11/19/09	4,351
Euro	59,943	88,337	11/19/09	1,104
Euro	70,201	103,454	11/19/09	1,386
Euro	225,000	331,579	11/19/09	1,047
Japanese Yen	18,180,000	202,026	11/19/09	(9,806)
Japanese Yen	102,562,188	1,139,725	11/19/09	(60,350)
Japanese Yen	54,162,185	601,879	11/19/09	(41,837)
Japanese Yen	3,389,806	37,669	11/19/09	320
Swedish Krona	5,505,225	778,589	11/19/09	(6,565)
				(389,751)
Net unrealized loss on open forward foreign currency contracts				$(137,132)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2009.

ASSET DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts*2	$77,788	—	—	$77,788
Forward foreign currency contracts	—	$399,312	—	399,312
Total	$77,788	$399,312	—	$477,100

LIABILITY DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts*2	$222,594	—	—	$222,594
Forward foreign currency contracts	—	$536,444	—	536,444
Total	$222,594	$536,444	—	$759,038

*	Includes options on Futures.

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	33

Notes to financial statements continued

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$94,721	—	—	—	$94,721
Futures contracts	(122,215)	—	$(3,145)	—	(125,360)
Forward foreign currency contracts	—	$351,851	—	—	351,851
Total	$(27,494)	$351,851	$(3,145)	—	$321,212

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$1,661	—	—	—	$1,661
Futures contracts	(28,532)	—	$2,846	—	(25,686)
Forward foreign currency contracts	—	$(280,124)	—	—	(280,124)
Total	$(26,871)	$(280,124)	$2,846	—	$(304,149)

During the year ended October 31, 2009, the Fund had an average market values of $14,153, $25,665,309, $23,871,596, $7,975,733, and $14,231,994 in written options, forward foreign currency contracts (to buy), forward foreign currency contracts (to sell), futures contracts (to buy) and futures contracts (to sell), respectively.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.50% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

34	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

For the year ended October 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$83,562	$38,225	$31,614
Class C	38,510	6,113	6,721
Total	$122,072	$44,338	$38,335

*	For the period November 1, 2008 through September 4, 2009. Subsequent to September 4, 2009, these expenses were accrued as common fund expenses.

For the year ended October 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$112,392
Class C	20,302
Total	$132,694

6. Distributions to shareholders by class

	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008
Net Investment Income:
Class A	$1,022,718	$1,378,266
Class C	127,277	143,625
Total	$1,149,995	$1,521,891

7. Shares of beneficial interest

At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED OCTOBER 31, 2009		YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	4,155,859	$40,424,619	1,418,232	$15,953,090
Shares issued on reinvestment	99,883	965,833	94,533	1,042,629
Shares repurchased	(4,486,463)	(43,336,268)	(820,608)	(8,992,462)
Net increase (decrease)	(230,721)	$(1,945,816)	692,157	$8,003,257

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	35

Notes to financial statements continued

	YEAR ENDED OCTOBER 31, 2009		YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	376,941	$3,850,452	854,900	$9,666,470
Shares issued on reinvestment	12,460	120,289	12,074	130,488
Shares repurchased	(336,066)	(3,256,604)	(300,059)	(3,208,407)
Net increase	53,335	$714,137	566,915	$6,588,551

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$1,149,995	$1,521,891

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(1,322,065)
Other book/tax temporary differences(a)	(101,181)
Unrealized appreciation/(depreciation)(b)	1,519,037
Total accumulated earnings/(losses) — net	$95,791

*	As of October 31, 2009, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2014	$(735,061)
10/31/2017	(587,004)
$(1,322,065)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of Treasury Inflation-Protected Securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”). The

36	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as a sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	37

Notes to financial statements continued

independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

38	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust,

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	39

Notes to financial statements continued

formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

40	Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Global Inflation Management Fund (formerly Legg Mason Partners Global Inflation Management Fund), a series of Legg Mason Partners Income Trust as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Global Inflation Management Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2009

Legg Mason Western Asset Global Inflation Management Fund 2009 Annual Report	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Global Inflation Management Fund (formerly known as Legg Mason Partners Global Inflation Management Fund (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

42	Legg Mason Western Asset Global Inflation Management Fund

A. BENTON COCANOUGHER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
JANE F. DASHER
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
MARK T. FINN
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

Legg Mason Western Asset Global Inflation Management Fund	43

Additional information (unaudited) continued

Information about Trustees and Officers

RAINER GREEVEN
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)
STEPHEN R. GROSS
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm)
(since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
RICHARD E. HANSON, JR.
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

44	Legg Mason Western Asset Global Inflation Management Fund

DIANA R. HARRINGTON
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
SUSAN M. HEILBRON
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
SUSAN B. KERLEY
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

Legg Mason Western Asset Global Inflation Management Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

ALAN G. MERTEN
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. RICHARDSON PETTIT
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

46	Legg Mason Western Asset Global Inflation Management Fund

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management Inc. (formerly registered investment advisers) (since 2002); formerly Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	135
Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(1999 to 2004)
TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

Legg Mason Western Asset Global Inflation Management Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)
DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

48	Legg Mason Western Asset Global Inflation Management Fund

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset Global Inflation Management Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2009:

Record date:	Monthly	Monthly
Payable date:	November 2008 through December 2008	January 2009 through June 2009
Interest from Federal obligations	30.96%	18.89%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

50	Legg Mason Western Asset Global Inflation Management Fund

Legg Mason Western Asset

Global Inflation Management Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
    Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Petit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd. in Singapore

Western Asset Management Company Ltd. in Japan

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services

2 Heritage Drive

Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset Global Inflation Management Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Global Inflation Management Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01358 12/09 SR09-977

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,000 in 2008 and $54,300 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $36 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,600 in 2008 and $6,050 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: December 30, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: December 30, 2009